UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number: 811-04316

MIDAS FUND, INC.
(Exact name of registrant as specified in charter)

11 Hanover Square, 12th Floor New York, NY	10005
(Address of principal executive offices)	(Zip Code)

John F. Ramírez, Esq.
Midas Fund, Inc.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-212-480-6432

Date of fiscal year end: 12/31

Date of reporting period: 9/30/10

Item 1.  Schedule of Investments

MIDAS FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
September 30, 2010
(Unaudited)

Common Stocks (101.92%)
Shares		Cost	Value
	Major Precious Metals Producers (38.37%)
100,000	AngloGold Ashanti Ltd. ADR (a)	$4,479,423	$4,624,000
150,000	Barrick Gold Corp. (b)	6,187,628	6,943,500
40,000	Freeport-McMoRan Copper & Gold Inc.	3,144,988	3,415,600
291,453	Fresnillo plc (b)	587,289	5,704,139
90,000	Goldcorp Inc.	3,796,193	3,916,800
170,000	Impala Platinum Holdings Ltd. (b)	5,222,170	4,387,537
319,370	Kinross Gold Corp. (a)	6,409,639	6,000,962
263,291	Newcrest Mining Ltd. (a) (b)	4,550,229	10,113,144
		34,377,559	45,105,682

	Intermediate Precious Metals Producers (22.79%)
919,000	Aquarius Platinum Ltd.	6,288,475	4,932,420
375,000	Centerra Gold Inc. (b)	3,858,624	6,068,139
850,000	Golden Star Resources Ltd. (a) (c)	3,999,471	4,199,000
575,000	Northam Platinum Ltd.	1,552,969	3,791,671
30,000	Randgold Resources Ltd. ADR	2,403,978	3,043,800
240,000	SEMAFO Inc. (c)	1,995,720	2,274,017
300,000	Silvercorp Metals, Inc. (b)	1,941,192	2,484,000
		22,040,429	26,793,047

	Junior Precious Metals Producers (24.48%)
200,000	Alamos Gold Inc. (b)	2,506,500	3,419,603
135,000	Aurizon Mines Ltd. (a) (c)	787,838	936,900
2,100,000	Avocet Mining PLC (c)	3,548,756	5,567,680
600,000	CGA Mining Ltd. (a) (c)	895,814	1,602,574
1,000,000	Great Basin Gold Ltd. (a) (c)	2,816,753	2,449,968
800,000	Jaguar Mining, Inc. (c)	3,972,073	5,199,981
15,700	Kirkland Lake Gold, Inc. (c)	122,706	132,689
200,000	Minefinders Corporation Ltd. (b) (c)	2,142,792	1,962,000
350,000	New Gold Inc. (a) (c)	1,992,375	2,355,500
1,700,000	Northgate Minerals Corp. (a) (c)	4,869,660	5,151,000
		23,655,267	28,777,895

	Exploration and Project Development Companies (11.86%)
250,000	Corvus Gold Inc. (a) (c)	290,236	207,145
85,000	Detour Gold Corp. (b) (c)	1,266,311	2,462,543
500,000	Geomark Exploration Ltd. (c)	174,406	511,771
500,000	International Tower Hill Mines Ltd. (a) (c)	2,657,727	3,140,000
37,699	Ivanhoe Nickel & Platinum Ltd. (c) (d)	0	0
600,000	Northern Dynasty Minerals Ltd. (a) (c)	7,605,098	5,106,000
150,000	Osisko Mining Corp. (c)	2,013,060	2,142,126
81,600	Sabina Gold & Silver Corp. (c)	272,025	376,242
		14,278,863	13,945,827

	Other Natural Resources Companies (4.42%)
6,815,000	Farallon Resources Ltd. (c)	4,812,369	2,956,256
445,000	Forsys Metals Corp. (c)	2,112,343	849,950
550,000	Mercator Minerals Ltd. (a) (c)	2,891,248	1,383,243
		9,815,960	5,189,449

Total common stocks		104,168,078	119,811,900

Warrants (0.48%) (c)
Units
100,000	Kinross Gold Corp., expiring 9/07/11	-	131,210
142,900	Kinross Gold Corp., expiring 9/03/13	577,052	397,003
7,150	Kinross Gold Corp., expiring 9/17/14	-	30,667

Total warrants		577,052	558,880

Bullion Ounces (0.01%)
10	Gold (c)	9,643	13,088

Securities held as Collateral on Loaned Securities (12.19%)
14,330,067	State Street Navigator Securities Lending Prime Portfolio	14,330,067	14,330,067

Total investments (114.60%)		$119,084,840	134,713,935

Liabilities in excess of other assets (-14.60%)			(17,166,304)

Net assets (100.00%)			$117,547,631

(a) All or a portion of this security was on loan. As of September 30, 2010, the value of securities and related collateral outstanding was $14,285,716 and $14,330,067, respectively.

(b) Fully or partially pledged as collateral on bank credit facility. As of September 30, 2010, the value of investments pledged as collateral was $39,193,029.

(c) Non-income producing.

(d) Illiquid and/or restricted security that has been fair valued.

ADR means "American Depositary Receipt."

Notes to Schedule of Portfolio Investments (Unaudited)

Valuation of Investments
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United State are valued at the official closing price, last sale price or, if no sales has occurred, at the closing bid price.  Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded.  If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used.  Gold and silver bullion is valued at 4:00 p.m. ET, at the mean between the last bid and asked quotations of the Bloomberg Composite (NY) Spot Price for that metal. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Certain of the securities in which the Funds may invest are priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities. Bonds may be valued according to prices quoted by a bond dealer that offers pricing services. Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day when stockholders cannot buy or sell shares of the Fund. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of and pursuant to procedures established by the Fund’s Board of Directors. Due to the inherent uncertainty of valuation, these values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices.

Fair Value Measurements
The Fund uses a three level hierarchy for fair value measurements based on the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. An investment in its entirety is assigned a level based upon the inputs which are significant to the overall valuation. The hierarchy of inputs is summarized below.

•	Level 1 - quoted prices in active markets for identical investments.
•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those investments.

The following is a summary of the inputs used as of September 30, 2010 in valuing the Fund’s assets and liabilities carried at fair value. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

	Level 1	Level 2	Level 3	Total

Assets
Common stocks	$119,811,900	$-	$0	$119,811,900
Warrants	558,880	-	-	558,880
Bullion ounces	13,088	-	-	13,088
Securities held as collateral on loaned securities
Money market fund	14,330,067	-	-	14,330,067

Total investments	$134,713,935	$-	$0	$134,713,935

There were no transfers into or from Level 1 and Level 2 by the Fund during the nine months ended September 30, 2010.

There were no Level 3 investment purchases, sales, settlements, transfers in/out, or changes in unrealized appreciation/depreciation for the nine months ended September 30, 2010, except as follows: the Fund’s sole Level 3 investment consisted of Ivanhoe Nickel & Platinum Ltd. with a fair vale of $ 0 as of September 30, 2010 and December 31, 2009, respectively.

Cost for Federal Income Tax Purposes
At September 30, 2010, for federal income tax purposes the cost of investments was $119,084,840 and net unrealized appreciation aggregated $15,629,095 comprised of gross unrealized appreciation of $26,164,786 and gross unrealized depreciation of $10,535,691.

Illiquid and Restricted Securities
The Fund owns securities which have a limited trading market and/or certain restrictions on trading and, therefore, may be illiquid and/or restricted. Such securities have been valued at fair value. Due to the inherent uncertainty of valuation, these values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. Illiquid and/or restricted securities owned at September 30, 2010, were as follows:

	Acquisition
	Date	Cost	Value

Ivanhoe Nickel & Platinum Ltd., common stock	4/30/97	$0	$0

Percent of net assets		0.0%	0.0%

Securities Lending
The Fund may lend their securities to qualified financial institutions. The Fund receives compensation in the form of fees, or retains a portion of the interest on the investment in any cash received as collateral. The Fund receives as collateral cash deposits, U.S. Government securities, or bank letters of credit valued greater than the value of the securities on loan. Cash deposits are invested in a registered money market fund. The value of the loaned securities is determined based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. Any increase or decrease in the value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities default. The value of loaned securities and related collateral outstanding at September 30, 2010 was $14,285,716 and $14,330,067, respectively.

Item 2.  Controls and Procedures

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits

(a)	Certifications of the registrant's principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Midas Fund, Inc.

By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Date: November 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Date: November 29, 2010

By: /s/ Thomas O'Malley
Thomas O'Malley, Chief Financial Officer

Date: November 29, 2010
Exhibit Index

(a)	Certifications of the registrant's principal executive and principal financial officer as required by Rule 30a-2(a) under the 1940 Act. (EX-99.CERT)